 BALANCE SHEETS
 BOK FINANCIAL CORPORATION
 (In thousands)
                                                                      Period Ended
                                                 ---------------------------------------------------
                                                   March 31,        December 31,         March 31,
                                                     2006               2005               2005
                                                 --------------    ---------------     -------------
                                                  (Unaudited)                            (Unaudited)
 ASSETS
 Cash and due from banks                             $ 610,563          $ 684,857         $ 505,412
 Trading securities                                     26,055             18,633            13,381
 Funds sold and resell agreements                       25,720             14,465            14,861
 Securities:
   Available for sale                                4,771,401          4,821,575         4,579,980
   Investment                                          237,224            245,125           224,425
   Mortgage trading securities                          64,704                  -                 -
                                                 --------------    ---------------     -------------
 Total securities                                    5,073,329          5,066,700         4,804,405
 Loans:
   Commercial                                        5,238,821          5,299,935         4,590,846
   Commercial real estate                            2,104,960          1,989,902         1,717,785
   Residential mortgage                              1,177,337          1,169,331         1,215,022
   Residential mortgage held for sale                   40,299             51,666            44,429
   Consumer                                            640,542            629,144           517,884
                                                 --------------    ---------------     -------------
   Total loans                                       9,201,959          9,139,978         8,085,966
 Less reserve for loan losses                         (104,143)          (103,876)         (108,958)
                                                  --------------    ---------------     -------------
   Loans, net of reserve                             9,097,816          9,036,102         7,977,008
 Premises and equipment, net                           177,959            179,627           172,118
 Accrued revenue receivable                            102,759             99,874            78,577
 Intangible assets, net                                261,652            263,022           241,057
 Mortgage servicing rights, net                         68,608             54,097            50,105
 Real estate and other repossessed assets                8,196              8,476             3,187
 Receivable on unsettled securities trades                   -                  -            50,115
 Bankers' acceptances                                   35,315             33,001            23,513
 Derivative contracts                                  401,444            452,878           341,269
 Other assets                                          411,353            341,175           336,080
                                                 --------------    ---------------     -------------
 TOTAL ASSETS                                     $ 16,300,769       $ 16,252,907      $ 14,611,088
                                                 ==============    ===============     =============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                          $ 1,784,587        $ 1,865,948       $ 1,940,789
   Interest-bearing transaction                      5,144,120          5,257,295         3,905,998
   Savings                                             159,471            154,015           166,323
   Time                                              4,220,068          4,098,060         3,721,430
                                                 --------------    ---------------     -------------
 Total deposits                                     11,308,246         11,375,318         9,734,540
 Funds purchased and
   repurchase agreements                             1,622,185          1,337,911         1,881,559
 Other borrowings                                      833,114          1,054,298           873,217
 Subordinated debentures                               294,130            295,964           149,117
 Accrued interest, taxes, and expense                   92,495             18,057            76,904
 Bankers' acceptances                                   35,315             33,001            23,513
 Due on unsettled securities trades                      2,142              8,429                 -
 Derivative contracts                                  419,776            466,669           356,579
 Other liabilities                                     127,931            124,106           100,455
                                                 --------------    ---------------     -------------
 TOTAL LIABILITIES                                  14,735,334         14,713,753        13,195,884
 Shareholders' equity:
   Capital, surplus and retained earnings            1,659,716          1,606,965         1,466,193
   Accumulated other comprehensive income (loss)       (94,281)           (67,811)          (50,989)
                                                 --------------    ---------------     -------------
 TOTAL SHAREHOLDERS' EQUITY                          1,565,435          1,539,154         1,415,204
                                                 --------------    ---------------     -------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                           $ 16,300,769       $ 16,252,907      $ 14,611,088
                                                 ==============    ===============     =============

 AVERAGE BALANCE SHEETS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                Quarter Ended
                                          --------------------------------------------------------------------------------------
                                            March 31,        December 31,        September 30,     June 30,          March 31,
                                              2006               2005               2005             2005              2005
                                          --------------    ---------------     -------------   ---------------    -------------

ASSETS
Trading securities                             $ 16,722           $ 20,595          $ 14,560          $ 11,639         $ 17,205
Funds sold and resell agreements                 21,181             57,656            44,882            21,170           30,003
Securities:
  Available for sale                          4,887,484          4,815,296         4,794,958         4,825,706        4,624,110
  Investment                                    236,953            244,488           236,837           220,840          221,694
                                          --------------    ---------------     -------------   ---------------    -------------
Total securities                              5,124,437          5,059,784         5,031,795         5,046,546        4,845,804
Loans:
  Commercial                                  5,217,467          5,222,316         4,926,685         4,716,278        4,521,492
  Commercial real estate                      2,096,885          1,960,507         1,917,996         1,871,830        1,691,379
  Residential mortgage                        1,166,509          1,160,385         1,119,512         1,152,834        1,200,673
  Residential mortgage held for sale             45,983             42,756            59,265            47,506           39,990
  Consumer                                      637,863            619,582           612,274           553,042          509,643
                                          --------------    ---------------     -------------   ---------------    -------------
Total loans                                   9,164,706          9,005,546         8,635,732         8,341,490        7,963,177
Less allowance for loan losses                 (105,135)          (108,998)         (109,840)         (111,056)        (111,955)
                                          --------------    ---------------     -------------   ---------------    -------------
Total loans, net                              9,059,571          8,896,548         8,525,892         8,230,434        7,851,222
                                          --------------    ---------------     -------------   ---------------    -------------
Total earning assets                         14,221,911         14,034,583        13,617,129        13,309,789       12,744,234
Cash and due from banks                         584,508            540,776           542,841           552,600          558,472
Other assets                                  1,463,820          1,590,271         1,427,905         1,198,086          916,149
                                          --------------    ---------------     -------------   ---------------    -------------
TOTAL ASSETS                               $ 16,270,239       $ 16,165,630      $ 15,587,875      $ 15,060,475     $ 14,218,855
                                          ==============    ===============     =============   ===============    =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Demand                                    $ 1,485,398        $ 1,530,504       $ 1,424,102       $ 1,586,248      $ 1,895,989
  Interest-bearing transaction                5,327,004          4,821,627         4,533,912         4,323,513        3,920,844
  Savings                                       155,554            154,316           157,772           166,426          159,276
  Time                                        4,162,952          4,216,625         3,958,948         3,710,338        3,685,257
                                          --------------    ---------------     -------------   ---------------    -------------
Total deposits                               11,130,908         10,723,072        10,074,734         9,786,525        9,661,366
Funds purchased and
  repurchase agreements                       1,731,983          1,812,752         2,067,432         2,160,031        1,704,327
Other borrowings                                882,878          1,049,635         1,047,423           914,968          971,616
Subordinated debentures                         295,792            296,021           297,284           200,038          150,752
Other liabilities                               680,897            777,111           613,667           558,655          319,375
                                          --------------    ---------------     -------------   ---------------    -------------
TOTAL LIABILITIES                            14,722,458         14,658,591        14,100,540        13,620,217       12,807,436
Shareholders' equity                          1,547,781          1,507,039         1,487,335         1,440,258        1,411,419
                                          --------------    ---------------     -------------   ---------------    -------------
TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY                   $ 16,270,239       $ 16,165,630      $ 15,587,875      $ 15,060,475     $ 14,218,855
                                          ==============    ===============     =============   ===============    =============

 STATEMENTS OF EARNINGS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except per share data)
                                                           Quarter Ended

                                                 ---------------------------------
                                                             March 31,
                                                 ---------------------------------
                                                     2006               2005
                                                 --------------    ---------------

 Interest revenue                                    $ 223,585          $ 170,304
 Interest expense                                      106,259             62,710
                                                 --------------    ---------------
 Net interest revenue                                  117,326            107,594
 Provision for credit losses                             3,400              2,000
                                                 --------------    ---------------
 Net interest revenue after
   provision for credit losses                         113,926            105,594

 Other operating revenue
   Brokerage and trading revenue                        12,010             11,336
   Transaction card revenue                             18,508             16,543
   Trust fees and commissions                           17,945             16,016
   Deposit service charges and fees                     23,986             22,173
   Mortgage banking revenue                              6,789              5,578
   Other revenue                                        10,811              7,397
                                                 --------------    ---------------
  Total fees and commissions                            90,049             79,043
   Gain on asset sales                                     918                972
   Loss on securities, net                              (1,221)            (2,637)
   Gain (loss) on derivatives, net                        (309)               778
                                                 --------------    ---------------
   Total other operating revenue                        89,437             78,156

 Other operating expense
   Personnel                                            71,232             58,439
   Business promotion                                    4,803              4,430
   Professional fees and services                        3,914              3,619
   Net occupancy and equipment                          13,026             12,094
   Data processing and communications                   16,995             15,099
   Printing, postage and supplies                        3,905              3,615
   Net (gains) losses and operating expenses
     of repossessed assets                                 219                308
   Amortization of intangible assets                     1,370              1,537
   Mortgage banking costs                                3,087              3,613
   Change in fair value of mortgage servicing rights    (7,081)                 -
   Recovery for impairment of mortgage servicing rights      -             (5,624)
   Other expense                                         5,909              5,029
                                                 --------------    ---------------
 Total other operating expense                         117,379            102,159

 Income before taxes                                    85,984             81,591
 Federal and state income taxes                         31,236             29,536
                                                 --------------    ---------------

 Net income                                           $ 54,748           $ 52,055
                                                 ==============    ===============

 Average shares outstanding:
    Basic                                           66,715,396         59,432,812
    Diluted                                         67,260,659         66,946,765

 Earnings per share:
   Basic                                                $ 0.82             $ 0.87
                                                 ==============    ===============
   Diluted                                              $ 0.81             $ 0.78
                                                 ==============    ===============

 FINANCIAL HIGHLIGHTS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and share data)

                                                                                      Quarter Ended
                                         --------------------------------------------------------------------------------------
                                           March 31,        December 31,        September 30,     June 30,          March 31,
                                             2006               2005               2005             2005              2005
                                         --------------    ---------------     -------------   ---------------    -------------

 Capital:
   Period-end shareholders' equity         $ 1,565,435        $ 1,539,154       $ 1,513,542       $ 1,480,975      $ 1,415,204
   Risk-based capital ratios:
     Tier 1                                     10.16%              9.84%             9.71%             9.85%           10.19%
     Total capital                              12.41%             12.10%            12.04%            12.55%           11.78%
   Leverage ratio                                8.60%              8.30%             8.01%             8.07%            8.36%

 Common stock:
   Book value per share                        $ 23.41            $ 23.07           $ 22.75           $ 22.29          $ 23.54

   Market value per share:
        High                                   $ 47.65            $ 48.53           $ 49.30           $ 46.02          $ 48.97
        Low                                    $ 44.40            $ 43.54           $ 45.26           $ 40.09          $ 39.79

   Cash dividends paid                         $ 6,694            $ 6,664           $ 6,656           $ 6,649              $ -
   Dividend payout ratio                        12.23%             13.84%            13.10%            13.18%            0.00%
   Shares outstanding, net                  66,883,037         66,702,408        66,520,927        66,454,330       59,488,037
   Stock buy-back program:
       Shares repurchased                       61,408                  -                 -            30,000           29,700
       Amount                              $ 2,759,075                $ -               $ -       $ 1,250,704      $ 1,188,617
                                         --------------    ---------------     -------------   ---------------    -------------
       Average price per share                 $ 44.93                $ -               $ -           $ 41.69          $ 40.02
                                         ==============    ===============     =============   ===============    =============

 Performance ratios:
  Return on average assets                       1.36%              1.18%             1.29%             1.34%            1.48%
  Return on average equity                      14.35%             12.68%            13.56%            14.05%           14.96%
  Net interest margin                            3.39%              3.34%             3.32%             3.45%            3.46%
  Efficiency ratio                              59.58%             60.28%            59.36%            59.32%           57.36%

 Other data:
     Trust assets                         $ 29,091,040       $ 28,464,745      $ 27,598,958      $ 25,971,994     $ 25,381,814
     Mortgage servicing portfolio          $ 4,520,976        $ 4,056,427       $ 4,053,885       $ 4,040,178      $ 3,883,004

 * Excludes Series A convertible preferred stock, which was exchanged for 6,920,666 common shares in the second quarter of 2005. Book value per share would have been $21.31 if the conversion was effective on March 31, 2005.

 QUARTERLY EARNINGS TRENDS - UNAUDITED BOK FINANCIAL CORPORATION (In thousands, except ratio and per share data)

                                                                           Quarter Ended
                                        --------------------------------------------------------------------------------------
                                          March 31,        December 31,        September 30,     June 30,          March 31,
                                            2006               2005               2005             2005              2005
                                        --------------    ---------------     -------------   ---------------    -------------
 Interest revenue                           $ 223,585          $ 214,240         $ 199,056         $ 186,334        $ 170,304
 Interest expense                             106,259             97,854            86,228            73,801           62,710
                                        --------------    ---------------     -------------   ---------------    -------------
 Net interest revenue                         117,326            116,386           112,828           112,533          107,594
 Provision for credit losses                    3,400              4,450             3,976             2,015            2,000
                                        --------------    ---------------     -------------   ---------------    -------------
 Net interest revenue after
   provision for credit losses                113,926            111,936           108,852           110,518          105,594

 Other operating revenue
   Brokerage and trading revenue               12,010             11,116            11,366            10,404           11,336
   Transaction card revenue                    18,508             18,988            18,526            17,979           16,543
   Trust fees and commissions                  17,945             16,536            16,376            16,259           16,016
   Deposit service charges and fees            23,986             25,222            25,619            25,347           22,173
   Mortgage banking revenue                     6,789              7,018             9,535             8,550            5,578
   Other revenue                               10,811             10,067             9,490             8,160            7,397
                                        --------------    ---------------     -------------   ---------------    -------------
  Total fees and commissions                   90,049             88,947            90,912            86,699           79,043
   Gain on asset sales                            918                 71                81             5,937              972
   Loss on securities, net                     (1,221)            (1,780)           (4,744)            2,266           (2,637)
   Gain (loss) on derivatives, net               (309)               106               606              (311)             778
                                        --------------    ---------------     -------------   ---------------    -------------
   Total other operating revenue               89,437             87,344            86,855            94,591           78,156

 Other operating expense
   Personnel                                   71,232             68,666            66,533            65,333           58,439
   Business promotion                           4,803              5,170             4,494             3,870            4,430
   Professional fees and services               3,914              4,534             3,951             4,492            3,619
   Net occupancy and equipment                 13,026             12,864            12,587            12,650           12,094
   Data processing and communications          16,995             18,054            17,492            16,381           15,099
   Printing, postage and supplies               3,905              3,976             3,846             3,629            3,615
   Net (gains) losses and operating
     expenses of repossessed assets               219                335              (387)              316              308
   Amortization of intangible assets            1,370              1,797             1,801             1,808            1,537
   Mortgage banking costs                       3,087              3,294             4,268             3,387            3,613
   Change in fair value of mortgage
     servicing rights                          (7,081)                 -                 -                 -                -
   Recovery for impairment of mortgage
     servicing rights                               -               (708)           (4,671)            7,088           (5,624)
   Other expense                                5,909              5,921             7,120             7,056            5,029
                                        --------------    ---------------     -------------   ---------------    -------------
 Total other operating expense                117,379            123,903           117,034           126,010          102,159

 Income before taxes                           85,984             75,377            78,673            79,099           81,591
 Federal and state income taxes                31,236             27,219            27,846            28,634           29,536
                                        --------------    ---------------     -------------   ---------------    -------------

 Net income                                  $ 54,748           $ 48,158          $ 50,827          $ 50,465         $ 52,055
                                        ==============    ===============     =============   ===============    =============

 Average shares outstanding:
    Basic                                  66,715,396         66,527,093        66,427,447        63,779,343       59,432,812
    Diluted                                67,260,659         67,146,614        67,105,539        66,986,428       66,946,765

 Earnings per share:
   Basic                                       $ 0.82             $ 0.72            $ 0.77            $ 0.79           $.0.87
   Diluted                                     $ 0.81             $ 0.72            $ 0.76            $ 0.75           $.0.78

 LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                              Quarter Ended
                                          --------------------------------------------------------------------------------------
                                            March 31,        December 31,        September 30,     June 30,          March 31,
                                              2006               2005               2005             2005              2005
                                          --------------    ---------------     -------------   ---------------    -------------
Oklahoma:
    Commercial                              $ 3,074,406        $ 3,159,683       $ 3,101,209       $ 3,026,311      $ 2,871,566
    Commercial real estate                      936,030            862,700           890,737           856,617          791,816
    Residential mortgage                        847,848            842,757           839,344           827,431          936,375
    Residential mortgage held for sale           40,299             51,666            46,306            74,410           44,429
    Consumer                                    468,920            466,180           472,899           425,318          389,571
                                          --------------    ---------------     -------------   ---------------    -------------
        Total Oklahoma                        5,367,503          5,382,986         5,350,495         5,210,087        5,033,757

Texas:
    Commercial                                1,420,860          1,356,611         1,294,606         1,182,307        1,135,509
    Commercial real estate                      604,413            569,921           537,576           509,472          477,487
    Residential mortgage                        200,957            199,726           196,593           196,457          177,919
    Consumer                                     87,669             89,017            89,329            90,245           85,626
                                          --------------    ---------------     -------------   ---------------    -------------
        Total Texas                           2,313,899          2,215,275         2,118,104         1,978,481        1,876,541

New Mexico:
    Commercial                                  348,930            383,325           354,087           340,378          325,069
    Commercial real estate                      228,955            232,564           223,236           219,175          218,357
    Residential mortgage                         68,810             65,784            65,203            63,821           62,015
    Consumer                                     13,820             15,137            15,195            15,813           12,306
                                          --------------    ---------------     -------------   ---------------    -------------
        Total New Mexico                        660,515            696,810           657,721           639,187          617,747

Arkansas:
    Commercial                                   74,423             79,719            54,703            54,703           51,026
    Commercial real estate                       80,529             75,483            85,600            76,803           75,024
    Residential mortgage                         13,069             13,044            12,097            11,674           10,771
    Consumer                                     33,548             25,659            20,397             4,560            3,599
                                          --------------    ---------------     -------------   ---------------    -------------
        Total Arkansas                          201,569            193,905           172,797           147,740          140,420

Colorado:
    Commercial                                  267,928            270,108           219,208           210,142          207,676
    Commercial real estate                      134,771            133,537           132,741           125,120          120,844
    Residential mortgage                         20,383             21,918            26,186            27,292           27,942
    Consumer                                     31,487             27,871            26,126            27,996           26,782
                                          --------------    ---------------     -------------   ---------------    -------------
        Total Colorado                          454,569            453,434           404,261           390,550          383,244

Arizona:
    Commercial                                   52,274             50,489            43,877            45,938                -
    Commercial real estate                      120,262            115,697           102,734            74,672           34,257
    Residential mortgage                         26,270             26,102            27,136            24,999                -
    Consumer                                      5,098              5,280             6,443             3,026                -
                                          --------------    ---------------     -------------   ---------------    -------------
        Total Arizona                           203,904            197,568           180,190           148,635           34,257
                                          --------------    ---------------     -------------   ---------------    -------------
TOTAL BOK FINANCIAL                         $ 9,201,959        $ 9,139,978       $ 8,883,568       $ 8,514,680       $ 8,085,966
                                          ==============    ===============     =============   ===============    =============

 DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                              Quarter Ended
                                        --------------------------------------------------------------------------------------
                                           March 31,        December 31,        September 30,     June 30,          March 31,
                                            2006               2005               2005             2005              2005
                                        --------------    ---------------     -------------   ---------------    -------------

Oklahoma:
    Demand                                  $ 950,582        $ 1,003,284         $ 959,169       $ 1,028,640      $ 1,091,132
    Interest-bearing:
       Transaction                          2,937,228          3,002,610         2,411,175         2,367,511        2,235,950
       Savings                                 93,093             85,837            86,220            89,972           93,655
       Time                                 2,623,352          2,564,337         2,728,224         2,450,730        2,511,465
                                        --------------    ---------------     -------------   ---------------    -------------
    Total interest-bearing                  5,653,673          5,652,784         5,225,619         4,908,213        4,841,070
                                        --------------    ---------------     -------------   ---------------    -------------
Total Oklahoma                            $ 6,604,255        $ 6,656,068       $ 6,184,788       $ 5,936,853      $ 5,932,202
                                        --------------    ---------------     -------------   ---------------    -------------

Texas:
    Demand                                  $ 551,411          $ 615,732         $ 533,475         $ 478,855        $ 628,043
    Interest-bearing:
       Transaction                          1,455,856          1,535,570         1,299,279         1,292,938        1,111,808
       Savings                                 27,827             27,398            29,620            29,635           30,695
       Time                                   726,530            735,731           633,785           606,528          601,397
                                        --------------    ---------------     -------------   ---------------    -------------
    Total interest-bearing                  2,210,213          2,298,699         1,962,684         1,929,101        1,743,900
                                        --------------    ---------------     -------------   ---------------    -------------
Total Texas                               $ 2,761,624        $ 2,914,431       $ 2,496,159       $ 2,407,956      $ 2,371,943
                                        --------------    ---------------     -------------   ---------------    -------------

New Mexico:
    Demand                                  $ 159,125          $ 129,289         $ 155,517         $ 139,107        $ 133,309
    Interest-bearing:
       Transaction                            408,160            381,099           338,706           306,230          314,067
       Savings                                 17,805             17,839            17,614            17,875           18,428
       Time                                   483,428            453,314           454,561           449,180          434,131
                                        --------------    ---------------     -------------   ---------------    -------------
    Total interest-bearing                    909,393            852,252           810,881           773,285          766,626
                                        --------------    ---------------     -------------   ---------------    -------------
Total New Mexico                          $ 1,068,518          $ 981,541         $ 966,398         $ 912,392        $ 899,935
                                        --------------    ---------------     -------------   ---------------    -------------

Arkansas:
    Demand                                   $ 11,629           $ 10,429          $ 13,772          $ 10,890         $ 14,922
    Interest-bearing:
       Transaction                             26,675             22,354            23,335            24,816           23,555
       Savings                                  1,051              1,058             1,268             1,284            1,405
       Time                                    73,082             75,034            81,510            83,388           88,031
                                        --------------    ---------------     -------------   ---------------    -------------
    Total interest-bearing                    100,808             98,446           106,113           109,488          112,991
                                        --------------    ---------------     -------------   ---------------    -------------
Total Arkansas                              $ 112,437          $ 108,875         $ 119,885         $ 120,378        $ 127,913
                                        --------------    ---------------     -------------   ---------------    -------------

Colorado:
    Demand                                   $ 56,419           $ 61,647          $ 51,978          $ 32,044         $ 73,383
    Interest-bearing:
       Transaction                            258,801            258,668           216,718           228,881          220,618
       Savings                                 16,315             17,772            16,568            16,791           22,140
       Time                                   309,068            264,020           221,753           117,130           86,406
                                        --------------    ---------------     -------------   ---------------    -------------
    Total interest-bearing                    584,184            540,460           455,039           362,802          329,164
                                        --------------    ---------------     -------------   ---------------    -------------
Total Colorado                              $ 640,603          $ 602,107         $ 507,017         $ 394,846        $ 402,547
                                        --------------    ---------------     -------------   ---------------    -------------

Arizona:
    Demand                                   $ 55,421           $ 45,567          $ 42,784          $ 60,412              $ -
    Interest-bearing:
       Transaction                             57,400             56,994            71,510            56,624                -
       Savings                                  3,380              4,111             3,862             4,771                -
       Time                                     4,608              5,624             6,802             6,574                -
                                        --------------    ---------------     -------------   ---------------    -------------
    Total interest-bearing                     65,388             66,729            82,174            67,969                -
                                        --------------    ---------------     -------------   ---------------    -------------
Total Arizona                               $ 120,809          $ 112,296         $ 124,958         $ 128,381              $ -
                                        --------------    ---------------     -------------   ---------------    -------------

TOTAL BOK FINANCIAL                      $ 11,308,246      $ 11,375,318        $ 10,399,205     $ 9,900,806       $ 9,734,540
                                        ==============    ===============     =============   ===============    =============

 NET INTEREST MARGIN TREND - UNAUDITED
 BOK FINANCIAL CORPORATION

                                                                               Quarter Ended
                                           --------------------------------------------------------------------------------------
                                             March 31,        December 31,        September 30,     June 30,          March 31,
                                               2006               2005               2005             2005              2005
                                           --------------    ---------------     -------------   ---------------    -------------
TAX-EQUIVALENT ASSETS YIELDS
Trading securities                             5.07%             4.68%              4.66%            5.69%             4.50%
Funds sold and resell agreements               4.58%             4.00%              3.41%            2.96%             2.22%
Securities:
    Taxable                                    4.60%             4.44%              4.28%            4.32%             4.32%
    Tax-exempt                                 5.36%             5.05%              4.96%            5.23%             5.30%
                                           --------------    ---------------     -------------   ---------------    -------------
Total securities                               4.64%             4.47%              4.31%            4.36%             4.36%
Total loans                                    7.35%             6.98%              6.66%            6.40%             6.06%
Less Allowance for loan losses                    -                 -                  -                -                 -
                                           --------------    ---------------     -------------   ---------------    -------------
Total loans, net                               7.44%             7.06%              6.75%            6.49%             6.15%
                                           --------------    ---------------     -------------   ---------------    -------------
Total tax-equivalent yield on
   earning assets                              6.42%             6.12%              5.83%            5.68%             5.46%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
  Interest-bearing transaction                 2.37%             1.98%              1.66%            1.49%             1.41%
  Savings                                      0.86%             0.75%              0.70%            0.69%             0.63%
  Time                                         4.03%             3.77%              3.53%            3.41%             3.27%
                                           --------------    ---------------     -------------   ---------------    -------------
Total interest-bearing deposits                3.06%             2.78%              2.50%            2.34%             2.28%
Funds purchased and repurchase agreements      4.33%             3.92%              3.40%            2.93%             2.42%
Other borrowings                               4.57%             4.08%              3.60%            3.17%             2.79%
Subordinated debt                              6.83%             6.28%              5.97%            5.98%             5.99%
                                           --------------    ---------------     -------------   ---------------    -------------
Total cost of interest-bearing liabilities     3.43%             3.14%              2.84%            2.58%             2.40%
                                           --------------    ---------------     -------------   ---------------    -------------
Tax-equivalent net interest revenue spread     2.99%             2.98%              2.99%            3.10%             3.06%
Effect of noninterest-bearing funding
   sources and other                           0.40%             0.36%              0.33%            0.35%             0.40%
                                           --------------    ---------------     -------------   ---------------    -------------
Tax-equivalent net interest margin             3.39%             3.34%              3.32%            3.45%             3.46%
                                           ==============    ===============     =============   ===============    =============

 CREDIT QUALITY INDICATORS
 BOK FINANCIAL CORPORATION
 (In thousands, except ratios)

                                                                                   Quarter Ended
                                                 ----------------------------------------------------------------------------------
                                                   March 31,      December 31,      September 30,     June 30,          March 31,
                                                     2006             2005             2005             2005              2005
                                                 --------------  ---------------   -------------   ---------------    -------------

 Nonperforming assets:
   Nonaccruing loans                                  $ 32,229         $ 25,162        $ 37,353          $ 40,527         $ 49,803
   Real estate and other repossessed assets              8,196            8,476           5,069             5,062            3,187
                                                 --------------  ---------------   -------------   ---------------    -------------
       Total nonperforming assets                     $ 40,425         $ 33,638        $ 42,422          $ 45,589         $ 52,990
                                                 ==============  ===============   =============   ===============    =============

 Performing loans 90 days past due                     $ 3,919          $ 8,708        $ 10,027           $ 7,125          $ 6,782

 Gross charge-offs                                     $ 4,149          $ 9,579         $ 5,311           $ 5,044          $ 5,824
 Recoveries                                              2,564            2,164           1,977             2,757            2,646
                                                 --------------  ---------------   -------------   ---------------    -------------
 Net charge-offs                                       $ 1,585          $ 7,415         $ 3,334           $ 2,287          $ 3,178
                                                 ==============  ===============   =============   ===============    =============

 Provision for credit losses                           $ 3,400          $ 4,450         $ 3,976           $ 2,015          $ 2,000

 Reserve for loan losses to period end loans (A)         1.14%            1.14%           1.24%             1.29%            1.35%
 Combined reserves for credit losses to
     period end loans                                    1.38%            1.37%           1.44%             1.50%            1.57%
 Nonperforming assets to period end loans (A)
     and repossessed assets                              0.44%            0.37%           0.48%             0.54%            0.66%
 Net charge-offs (annualized) to average loans (A)       0.07%            0.33%           0.16%             0.11%            0.16%
 Reserve for loan losses to nonaccruing loans          323.13%          412.83%         293.48%           268.67%          218.78%
 Combined reserves for credit losses to
     nonaccruing loans                                 391.77%          494.60%         341.11%           312.81%          252.88%

 (A) excluding residential mortgage loans held for sale